Exhibit 99.3
Last Updated 4/26/05

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$27				27	(7)
2	Pinnacle West Energy	(21)				(21)	(3)
3	APS Energy Services	(3)				(3)	(5)
4	SunCor	9				9	7
5	El Dorado	(1)				(1)	(1)
6	Parent Company	13				13	2

7	Income From Continuing Operations	24	—	—	—	24	(7)
	Income From Discontinued Operations -
8a	Net of Tax	—				—	—
	Cumulative Effect of Change in Accounting -
8b	Net of Tax	—				—	—

9	Net Income	$24	$—	$—	$—	$24	$(7)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$0.30				$0.30	$(0.08)
11	Pinnacle West Energy	(0.22)				(0.22)	(0.02)
12	APS Energy Services	(0.04)				(0.04)	(0.06)
13	SunCor	0.09				0.09	0.07
14	El Dorado	(0.01)				(0.01)	(0.01)
15	Parent Company	0.15				0.15	0.03

16	Income From Continuing Operations	0.27	—	—	—	0.27	(0.07)
	Income From Discontinued Operations -
17a	Net of Tax	—				—	—
	Cumulative Effect of Change in Accounting -
17b	Net of Tax	—				—	—

18	Net Income	$0.27	$—	$—	$—	$0.27	$(0.07)

19	BOOK VALUE PER SHARE	$32.50				$32.50	$1.31
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	92,045				92,045	669
21	End of Period	92,103				92,103	793

See Glossary of Terms.	Page 1 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2005

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	Increase (Decrease) vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	Regulated Electricity Segment
	Retail
22	Residential	$190				$190	$1
23	Business	209				209	(2)

24	Total retail	399	—	—	—	399	(1)
	Wholesale revenue on delivered electricity
25	Traditional contracts	3				3	—
26	Retail load hedge management	—				—	—
27	Transmission for others	7				7	(1)
28	Other miscellaneous services	7				7	3

29	Total regulated electricity	416	—	—	—	416	1

	Marketing and Trading Segment
	Delivered marketing and trading
30	Generation sales other than native load	46				46	36
31	Realized margins on electricity trading (a)	6				6	1
32	Other delivered electricity (a)	58				58	(8)

33	Total delivered marketing and trading	110	—	—	—	110	29

	Other Marketing and Trading
34	Realized margins on delivered commodities other than electricity (a)	1				1	3
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(2)				(2)	(3)
36	Change in mark-to-market for future-period deliveries	8				8	—

37	Total other marketing and trading	7	—	—	—	7	—

38	Total marketing and trading	117	—	—	—	117	29

39	Total electric operating revenues	$533	$—	$—	$—	$533	$30

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the fourth quarter of 2004. Lines 31, 32 and 34 include amounts totaling $1 million of realized gain for the fourth quarter of 2004.

See Glossary of Terms.	Page 2 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC SALES (GWH)
	Regulated Electricity Segment
	Retail sales
40	Residential	2,367				2,367	(43)
41	Business	3,042				3,042	(9)

42	Total retail	5,409	—	—	—	5,409	(52)
	Wholesale electricity delivered
43	Traditional contracts	155				155	17
44	Retail load hedge management	750				750	581

45	Total regulated electricity	6,314	—	—	—	6,314	546

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	979				979	621
47	Electricity trading	4,015				4,015	(183)
48	Other delivered electricity	1,067				1,067	(72)

49	Total delivered marketing and trading	6,061	—	—	—	6,061	366

50	Total electric sales	12,375	—	—	—	12,375	912

See Glossary of Terms.	Page 3 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$6				$6	$3
52	Other electricity marketing and trading (a)	4				4	(7)

53	Total electricity	10	—	—	—	10	(4)
54	Other commodities (a)	1				1	3

55	Total realized margin	11	—	—	—	11	(1)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(1)				(1)	—
57	Other commodities (a)	(1)				(1)	(3)

58	Subtotal	(2)	—	—	—	(2)	(3)

59	Total current period effects (b)	9	—	—	—	9	(4)

	Change in mark-to-market gains (losses) for future period deliveries (b)
60	Electricity	2				2	(5)
61	Other commodities	6				6	5

62	Total future period effects	8	—	—	—	8	—

63	Total gross margin	$17	$—	$—	$—	$17	$(4)

Future Marketing and Trading Mark-to-Market Realization

As of March 31, 2005, Pinnacle West had accumulated net mark-to-market gains of $45 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2005, $16 million; 2006, $6 million; 2007, $15 million; and thereafter, $8 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 63 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the first quarter of 2005. A $1 million realized gain is included in the $4 million on line 52 for the first quarter of 2005.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)

	By Commodity Sold or Traded

64	Electricity	$11				$11	$(9)
65	Natural gas	6				6	5
66	Coal	—				—	—
67	Emission allowances	—				—	—
68	Other	—				—	—

69	Total gross margin	$17	$—	$—	$—	$17	$(4)

	By Pinnacle West Entity

	Parent company marketing and trading division
70	Generation sales other than native load	$1				$1	$1
71	Other marketing and trading	13				13	1
	APS
72	Generation sales other than native load	5				5	2
73	Other marketing and trading	(9)				(9)	(1)
	Pinnacle West Energy
74	Generation sales other than native load	—				—	—
75	Other marketing and trading	10				10	—
	APS ES
76	Other marketing and trading	(3)				(3)	(7)

77	Total gross margin before income taxes	$17	$—	$—	$—	$17	$(4)

See Glossary of Terms.	Page 5 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
78	Residential	889,967				889,967	34,213
79	Business	109,772				109,772	4,270

80	Total	999,739	—	—	—	999,739	38,483
81	Wholesale customers	81				81	—

82	Total customers	999,820	—	—	—	999,820	38,483

83	Customer Growth (% over prior year)	4.0%				4.0%	0.6%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

84	Residential	2,430				2,430	59
85	Business	3,058				3,058	59

86	Total	5,488	—	—	—	5,488	119

	RETAIL USAGE (KWh/Average Customer)

87	Residential	2,660				2,660	(156)
88	Business	27,712				27,712	(1,207)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

89	Residential	2,730				2,730	(40)
90	Business	27,860				27,860	(562)

	ELECTRICITY DEMAND (MW)

91	System peak demand	3,997				3,997	18

See Glossary of Terms.	Page 6 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
92	Nuclear	2,247				2,247	99
93	Coal	2,940				2,940	53
94	Gas, oil and other	1,127				1,127	760

95	Total	6,314	—	—	—	6,314	912

	Purchased power
96	Firm load	586				586	(115)
97	Marketing and trading	5,832				5,832	326

98	Total	6,418	—	—	—	6,418	211

99	Total energy sources	12,732	—	—	—	12,732	1,123

	POWER PLANT PERFORMANCE

	Capacity Factors
100	Nuclear	94%				94%	6%
101	Coal	80%				80%	3%
102	Gas, oil and other	17%				17%	12%
103	System average	49%				49%	5%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
104	Nuclear	52				52	(83)
105	Coal	138				138	(11)
106	Gas	212				212	163

107	Total	402	—	—	—	402	69

108	Generation Fuel Cost ($/MWh)	$15.50				$15.50	$4.33

See Glossary of Terms.	Page 7 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
109	Palo Verde	$49.74				$49.74	$6.01
110	SP15	$55.70				$55.70	$7.33
	Off-Peak
111	Palo Verde	$37.04				$37.04	$3.38
112	SP15	$40.96				$40.96	$4.06
	WEATHER INDICATORS
	Actual
113	Cooling degree-days	34				34	(239)
114	Heating degree-days	457				457	(95)
115	Average humidity	56%				56%	17%
	10-Year Averages
116	Cooling degree-days	80				80	—
117	Heating degree-days	521				521	—
118	Average humidity	43%				43%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b)(d)
119	Single-family	6,447				6,447	876
120	Multi-family	1,972				1,972	998

121	Total	8,419	—	—	—	8,419	1,874

	Arizona Job Growth (c) (d)
122	Payroll job growth (% over prior year)	4.2%				4.2%	1.7%
123	Unemployment rate (%, seasonally adjusted)	4.3%				4.3%	(1.0)%

Sources:
(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending February 2005.

See Glossary of Terms.	Page 8 of 8